UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 29, 2005

                              Salmon Express Inc.
                              -------------------
                (Exact name of registrant specified in charter)

        Nevada                     333-111996                 98-0228169
      (State of                 (Commission File            (IRS Employer
     Incorporation)                Number)                Identification No.)

--------------------------------------------------------------------------------
                                6604 Topaz Drive
                         Vernon, British Columbia Canada
               (Address of principal executive offices) (Zip Code)

                                 (250) 558-0991
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed on a current report on Form 8-K filed on February 1, 2005, Salmon Express Inc., a Nevada corporation (the "Registrant'), entered into an Agreement and Plan of Merger dated January 31, 2005, by and among the Registrant, MicroMed Technology, Inc., a privately-held Delaware corporation ("MicroMed"), Salmon Acquisition Corp., a privately-held Nevada corporation and wholly-owned subsidiary of the Registrant (the "Merger Sub"), and Pete Smith, Sr., an individual stockholder of the Registrant (the transaction is referred to as the "Merger").

On July 29, 2005, a Second Amendment to Agreement and Plan of Merger (the "Amendment"), was entered into by and among the Registrant, MicroMed, Merger Sub and Pete Smith, Sr., which extends the termination date of the Merger to August 31, 2005. A copy of the Amendment is attached hereto as Exhibit 2.1.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits:

Exhibit
Number                                  Description
--------------   ---------------------------------------------------------------
2.1              Second  Amendment to Agreement and Plan of Merger,  dated as of
                 July 29, 2005,  by and among  Salmon  Express,  Inc.,  MicroMed
                 Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SALMON EXPRESS INC.

Date: July 29, 2005                    By: /s/ Pete Smith, Sr.
                                           -------------------------------------
                                           Pete Smith, Sr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)

                                  EXHIBIT INDEX

Exhibit
Number                                          Description
--------------  ----------------------------------------------------------------
2.1 Second Amendment to Agreement and Plan of Merger, dated as of July 29, 2005, by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr.